EXHIBIT 10.4
GUARANTY


EAB                                                                     GUARANTY
--------------------------------------------------------------------------------

Guaranty made and delivered on July 28, 2000 by the undersigned (herein collectively called "Guarantor"),

To EUROPEAN AMERICAN BANK ("Creditor") on behalf of

Name           CARCORP USA, INC.
Address        2600 NW 55th COURT, SUITE 234, FT. LAUDERDALE, FL 33309

(herein called "Debtor").

In consideration of the credit and/or other financial accommodations given or to be given or continued by Creditor to Debtor (which shall include, without limitation, loans, leases and/or the sale of goods on credit), all of which is to the economic benefit or advantage of Guarantor, at such times, in such amounts, on such terms, and with or without security, as EAB may in its discretion see fit, without notice to or consent from Guarantor, and In consideration thereof, Guarantor hereby unconditionally, absolutely and irrevocably guarantees that irrespective of (a) the genuineness, validity or enforceability of any document relating to any liabilities, direct, indirect or contingent, joint, several or independent, of Debtor now existing or hereafter arising, due or to become due to, or held or to be held by, EAB, its successors or assigns, whether created directly or acquired by assignment or otherwise, or of any of Debtor's obligations in respect thereof, whether now existing or hereafter arising (herein collectively called the "Liabilities"), or (b) the existence, validity or value of any security for any of the Liabilities, Debtor will promptly and fully pay and perform all obligations with respect to the Liabilities or any security therefore, with interest and all other charges, when due (whether at maturity or earlier by acceleration or otherwise). Guarantor consents that from time to time, without notice to or further consent from Guarantor and without releasing or affecting its liability hereunder, the time for payment or performance may be extended or accelerated in whole or part, any security may be exchanged, released, enforced, sold, leased or otherwise dealt with, the provisions of any documents may be cancelled, compromised, modified or waived, any other guarantor may be released, and any indulgence may be granted Debtor, as EAB may in its discretion determine. No payment by Guarantor except payment in full of the Liabilities shall entitle Guarantor to be subrogated to any of the rights of EAB, other than as waived in the next paragraph below. Guarantor shall have no right of reimbursement or indemnity whatsoever and no right of recourse to or with respect to any assets or property of Debtor or to any security for the Liabilities unless and until the Liabilities have been paid In full, other than as waived in the next paragraph below.

    IN ORDER TO INDUCE CREDITOR TO ACCEPT THIS GUARANTY, GUARANTOR HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES AND RELEASES ANY AND ALL CLAIMS (AS DEFINED IN AND UNDER SECTION 101(4) OF TITLE 11, UNITED STATES CODE) AGAINST DEBTOR NOW OR HEREAFTER ARISING OUT OF OR RELATED DIRECTLY OR INDIRECTLY TO ANY OF THE OBLIGATIONS OF GUARANTOR UNDER THIS GUARANTY OR ANY LIABILITIES OF DEBTOR TO CREDITOR, INCLUDING (WITHOUT LIMITATION) ANY AND ALL SUCH CLAIMS ARISING FROM RIGHTS OF SUBROGATION, INDEMNITY, REIMBURSEMENT, CONTRIBUTION OR SET-OFF OF GUARANTOR AGAINST DEBTOR, WHETHER ARISING BY CONTRACT OR OTHERWISE.

Guarantor waives: presentment, notice of dishonor and protest, notice of default by Debtor, of sale or other dealing with any security and any other notice to which Guarantor might otherwise be entitled; the right to interpose any counterclaim or consolidate any other action with an action on this Guaranty and the benefit of any statute of limitations affecting its liability hereunder or the enforcement hereof. Guarantor waives and consents to the non-perfection, lapse or disposition of or other dealing with any security Interests or liens at any time granted to EAB as security for any of the Liabilities. Any and all present and future debts and obligations of Debtor to Guarantor are hereby postponed In favor of and subordinated to the full payment and performance of all of the Liabilities and assigned and transferred to EAB as collateral for the obligations of Guarantor hereunder.

    If any payment received by EAB from any source on account of the Liabilities is set aside or required to be repaid, whether in, any bankruptcy proceeding or otherwise, this Guaranty shall remain in full force and effect (or be reinstated) until EAB has received and retained full payment of all the Liabilities; and Guarantor agrees to pay any such amount upon demand. Guarantor agrees that it will not transfer any personal assets to any party (except gifts of nominal value) without full and valuable consideration for such transfer. If Debtor or Guarantor shall at any time become insolvent or make a general assignment or if a petition In bankruptcy or any insolvency or reorganization proceeding shall be commenced by, against or in respect of Guarantor or Debtor, any or all of Guarantor's obligations in respect of the Liabilities shall, at the sole option of EAB, forthwith become due and payable without notice.

Guarantor submits to the jurisdiction of the federal and state courts In New York State in any action or proceeding brought under this Guaranty Of EAB chooses to bring any such action or proceeding in New York), and Guarantor agrees that any process, notice of motion or other application to any of said courts (or a judge thereof) in any such action or proceeding shall be sufficiently served If sent to Guarantor by certified mail, return receipt requested, to the address set forth below (and service so made shall be deemed complete five (5) days after the same has been posted as aforesaid). Guarantor agrees that EAB may enforce the Liabilities without resorting first to any other right, remedy or security and the Liabilities shall, unless paid in full, survive any repossession of any security, whether or not such action constitutes an election of remedies against Debtor. Guarantor shall, upon demand, pay or reimburse EAB for all costs and expenses (including, without limitation, attorneys' lees and disbursements) incurred or paid by EAB in enforcing any of its rights or remedies with respect to this Guaranty or any of the Liabilities.

This Guaranty (i) cannot be terminated or changed orally and no provision hereof may be modified or waived except In writing by EAB; (ii) shall continue in effect until EAB receives written notice of termination, which shall not release or affect Guarantor's liability with respect to Liabilities theretofore created and any extensions and consolidations thereof; and (iii) is a guaranty of payment and not one of collection. THIS GUARANTY SHALL BE GOVERNED BY THE LAWS OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW OR CHOICE OF LAW. This Guaranty shall be binding upon Guarantor, jointly and severally if more than one, and its, his or her respective heirs, representatives, successors and assigns in favor of EAB, Its successors and assigns. GUARANTOR HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BROUGHT UNDER THIS GUARANTY.


This Guaranty has been duly executed by Guarantor on the date set forth above.


Individual Guarantors                       Corporate Guarantors

                                            Carcorp USA, Inc.
------------------------------------        ------------------------------------
Signature                                   Name of Corporate Guarantor

Print Name:                                 By: /s/ Michael J. DeMeo
------------------------------------        ------------------------------------
                                            Michael J. DeMeo    Title: President

                                            2600 NW 55th Court, Suite 234
------------------------------------        ------------------------------------
Address                                     Address

                                            Ft. Lauderdale, FL  33309
------------------------------------        ------------------------------------

------------------------------------        ------------------------------------
Signature                                   Name of Corporate Guarantor

Print Name:                                 By:
------------------------------------        ------------------------------------

------------------------------------        ------------------------------------
                                                                Title:
------------------------------------        ------------------------------------
Address                                     Address

------------------------------------        ------------------------------------

                       FORM OF INDIVIDUAL ACKNOWLEDGMENT


STATE OF NEW YORK        )
                         )  ss.
COUNTY OF                )

On this __________ day of ___________, 199_, before me personally appeared __________________, to me known and known to me to be the same person(s) described in and who executed the above instrument, and he/she/they severally acknowledged to me that he/she/they executed the same.

                                        /s/ Judith A. Hunt
                                        ------------------------------------

                        FORM OF CORPORATE ACKNOWLEDGMENT

STATE OF NEW YORK        )
                         )  ss.
COUNTY OF                )

On this 1st day of June, 2000, before me personally appeared Michael J. DeMeo, to me known and known to me to be the same person(s) described in and who executed the above instrument, and he/she/they severally acknowledged to me that he/she/they executed the same.

                                        /s/ Judith A. Hunt
                                        ------------------------------------
                    [Notary seal here]

EAB                                    CERTIFICATE OF AUTHORITY AND STOCKHOLDERS
--------------------------------------------------------------------------------
                         CONSENT FOR CORPORATE GUARANTY

The undersigned hereby certifies that the following resolution was duly adopted by the Board of Directors of CARCORP VENTURES, INC. a corporation existing under the, that the same has not been modified or Restricted and is not in violation of the charter, by-laws or any agreement of said Corporation:

         "RESOLVED that to induce EUROPEAN AMERICAN BANK ("EAB"), at its discretion, to make loans or otherwise extend a edit to or deal with CARCORP USA, INC. ("Lessor") on such terms in such amounts and at such times as may be approved by EAB, without notice to or approval from this Corporation, which will be incidental to and in furtherance of the business of this Corporation and to its direct benefit and advantage, this Corporation guarantees to EAB, Its successors and assigns, that such Lessor will promptly and fully pay all sums and perform all obligations to be paid or performed by it in connection with any such loan, credit or other transaction, and any officer of this Corporation is authorized, in Its name and on its behalf, to execute and deliver to EAB a guaranty in such form and containing such provisions as may be acceptable to EAB."

The undersigned further certifies that the officers of said Corporation and the respective offices held by them are:

MICHAEL J. DEMEO
------------------------------------        ------------------------------------
President                                   Treasurer

GARY PORCO                                  MICHAEL J. DEMEO
------------------------------------        ------------------------------------
Vice President                              Secretary

and that the persons who have signed the Consent of Stockholders below are the holders of all the issued and outstanding stock of said Corporation.

Signed and sealed this 28th day of July, 2000

(Corporate Seal)
                                   /s/ Michael J. DeMeo
                                   --------------------------------------
                                   Secretary   MICHAEL J. DEMEO


                            CONSENT OF STOCKHOLDERS

The undersigned, being the holders of all the outstanding capital stock of CARCORP VENTURES, INC. ("the Corporation"), hereby consent to and approve the guaranty by the Corporation of all loans, credit and other accommodations that European American Bank ("EAB") may, at its discretion, from time to time extend to the Lessor named in the above resolution, on such terms and in such amounts as EAB may approve, and to the execution and delivery of an instrument of guaranty in such form and containing such provisions as may be acceptable to EAB.

Dated: July 28, 2000               /s/ Michael J. DeMeo
                                   -----------------------------
                                   Signature of Stockholder


                                   -----------------------------
                                   Signature of Stockholder

--------------------------------------------------------------------------------
LOAN AND SECURITY AGREEMENT dated as of June 1, 2000 between: EUROPEAN AMERICAN BANK (EAB), with an address at 400 Oak Street, Garden City, New York 11539-6552, and Carcorp USA. Inc. ("Borrower")
--------------------------------------------------------------------------------

                                  WITNESSETH:

    FOR GOOD AND VALUABLE CONSIDERATION, the receipt of which is hereby acknowledged, EAB and Borrower hereby agree as follows:

1. ADVANCES:
    Borrower intends but is not obliged to request EAB to advance, in EAB's discretion, all or part of the cost of motor vehicles purchased or to be Purchased by Borrower for lease to lessees (an "Advance"). Each Advance shall be evidenced by a Promissory Note and Lease Assignment (herein called an "Instrument") signed by Borrower specifying the amount, terms of payment and motor vehicle(s) financed thereby. A motor vehicle in respect of which EAB has made or in the future shall make an Advance, and all accessories, with replacements and substitutions therefore and additions there is herein called a "Motor Vehicle" (or "Motor Vehicles"), and the lease thereof, together with any option granted to the Lessee to purchase the lease Motor Vehicle, is herein called a "Lease" and the lessee under a Lease is herein called a "Lessee". All Advances and all other liabilities of every nature any time owing by Borrower to EAB, now existing or hereafter incurred, direct or contingent, due or not due, of every type and description, included without limitation) all principal, monthly installments, balloon payments, Interest, prepayment fees and other fees and expenses under this Agreement and each Instrument, now or hereafter existing or created, direct or Indirect, whether independent, joint or several, liquidated or unliquidated, no matter how arising or acquired, whether from Borrower, Lessees or others, or by assignment or otherwise, and all extensions and renewals, shall be liability: hereunder (all collectively herein called "Liabilities").

2. SECURITY:
    As security for the prompt payment of all Advances and all Liabilities, Borrower hereby pledges and assigns to EAB, and grants to EAB: (a purchase money security interest in, all Motor Vehicles and Leases in respect of which EAB shall make an Advance, whether now owned or existing hereafter acquired or entered into, together with all sums due or payable under Leases and all claims of every nature relating thereto, including (with imitation) rentals (whether monthly or otherwise), any related purchase or renewal options and agreements, all security deposits and advance rental elating thereto, all fees, all late charges, all taxes, all insurance on such Motor Vehicles, and all proceeds from the foregoing in whatever form, included without limitation) cash, accounts and chattel paper; and (b) a security interest in, general lien upon, and full right of set-off as to, all other person property and fixtures of Borrower, whether now owned or existing or hereafter acquired, created or entered into, of every kind and description and wherever located, including (without limitation) the interest of Borrower in all other motor vehicles and leases, whether financed by EAB or others, the balance of all accounts and credits of Borrower held by EAB and all monies, securities and other property of Borrower delivered into the possession of EAB, and all other money, goods, inventory, equipment, instruments, securities, chattel paper, accounts receivable, contract rights, general intangible Maims and credits, whether or not at any time in the possession of EAB, with full right of set-off; and all proceeds, products and accessions of all of to foregoing: all of the foregoing shall be collateral hereunder (all collectively herein called the "Collateral").

3. WARRANTIES:
    Borrower warrants and represents that: Borrowers only place(s) of business is at the address(es) below; Borrower is the sole and absolute own of all Motor Vehicles and Leases, free of all claims, charges and security interests of every nature, except for EAB's security interest and the subordinate -rights of Lessees; the certificate of title for each Motor Vehicle shows Borrower as owner and EAB as the only lien holder; each Motor Vehicle has bee delivered to and accepted by each respective Lessee; all Instruments and Leases are valid, binding and enforceable in accordance with their terms, a sums payable there under are payable in the amounts and at the times stated therein without defense, offset or counterclaim against EAB, and (except as disclosed to EAB in writing) no part thereof has been prepaid, released or modified, or encumbered or disposed of by Borrower, no part of rentals or other fees, charges, expenses or amounts paid or to be paid under a Lease shall be loaned or advanced directly or indirectly to any Lessee any security for or guaranty of a Lease has been disclosed to EAB in writing, assigned and delivered to EAB; the Leases

(including related purchase Options) delivered to EAB are the only originals, duly executed for commercial or business (not personal) use or purposes (except as disclosed to EAB in writing) by bona fide, legally competent Lessees about whom Borrower has no adverse credit information (except as disclosed to EAB in writing), the entire agreement with each Lessee relating to the Motor Vehicle covered thereby, has not been modified, cancelled or waived in any respect (except as disclosed to EAB in writing), none of Borrowers rights there under has been released, modified, encumbered or disposed of, and no or representations or modifications have been made with respect to any Lease or Motor Vehicle except as disclosed to EAB in writing; in case a Lease shall be construed as a security agreement, Borrower has perfected its security interest in the Motor Vehicle covered thereby in accordance with applicable Law (as hereinafter defined) including (without limitation) by having the certificate of title issued in Borrowers name and, where necessary or due filing of UCC financing statements, acknowledged copies of which have been delivered to EAB; and all financial and credit information the Borrower may at any time furnish to EAB, whether relating to Borrower or to a Lessee or any guarantor of any Lease or this Agreement or any of to liabilities (each, a "Guarantor"), is and will to the best of Borrowers knowledge be true, complete and not misleading. These warranties are representations shall be deemed repeated at the time of and shall survive each Advance.

4. COVENANTS:
    Borrower agrees at its own expense: to perform promptly and fully all of Borrowers obligations under Leases; to pay Borrower's Liabilities when due; to use the proceeds of all Advances solely for the purchase of Motor Vehicles (and the lease of any Motor Vehicle to the Lessee under the Lease when it is acquired by Borrower); not to modify any Lease or permit the relocation of any Motor Vehicle to another state without prior written notice and the prior written consent of, EAB (which consent may not unreasonably be withheld); to maintain or cause each Lessee to maintain insurance on each Motor Vehicle leased to it in minimum amounts of $100,000/300,000 liability, $50,000 property damage, and for the actual cash value thereof (less a $500 deductible) against fire, theft and collision, with insurers acceptable to EAB, which insurance shall provide for loss to be payable to EAB as interests shall appear and for EAB to receive at least 10 days prior written notice of cancellation or non-renewal and, if EAB so requests, to deliver to EAB policies or certificates of such insurance with evidence of premium payment and copies of all notices relating to such insurance; to give EAB prompt notice of any dispute or claim relating to any of the Collateral; to keep proper records and books of account regarding the Collateral, mark such gooks and records to show EAB's security interest and make same available for EAB's inspection and copying at reasonable times; to deliver to EAB within 120 days after the end of the respective fiscal years of Borrower and each Lessee and Guarantor, financial statements and tax returns of Borrowing each Lessee and Guarantor, simultaneously with the delivery of each Lease to EAB, to mail a letter to the Lessee (on a form provided by EAB), with self-addressed, stamped envelope returnable to EAB, requiring the Lessee to separately confirm the substantive terms of the Lease ("Highlight Letter") and, if Borrower falls to do so, EAB may mail the Highlight Letter at the expense of Borrower, and to furnish such information regarding the Collateral and Borrowers or any Lessee's or Guarantors financial condition and operations, and execute and deliver such further documents, as EAB may reasonably request. Borrower will furnish to EAB an original dealer's invoice for Motor Vehicles against which EAB intends to make an Advanced: showing the true and correct invoice price thereof (the "Invoice Price"). All late charges under Leases shall be paid to and retained by EAB. No part New rentals or other fees, charges or expenses paid or to be paid under a Lease shall be loaned directly or indirectly to any Lessee. No Motor Vehicle Lease may be sold or otherwise disposed of in any way and no mortgage, encumbrance or lien (other than that of EAB) may exist in respect of are rotor Vehicle or Lease. The original of each Lease which constitutes "chattel paper" as defined under the Uniform Commercial Code, shall be delivered And Borrowers or any Lessee's or Guarantor's financial condition and operations. and execute and deliver such further documents, as EAB may reasonably, request. Borrower will furnish to EAB an original dealer's invoice for Motor Vehicles against which EAB intends to make an Advance knowing the true and correct invoice price thereof (the "Invoice Price"). All late charges under Leases shall be paid to and retained by EAB. No part of the rentals or other fees, charges or expenses paid or to be paid under a Lease shall be loaned directly or indirectly to any Lessee. No Motor Vehicle on lease may be sold or otherwise disposed of in any way and no mortgage, encumbrance or lien (other than that of EAB) may exist in respect of a Motor Vehicle or Lease. The original of each Lease which constitutes chattel paper as defined under the Uniform Commercial Code, shall be delivered to EAB immediately after execution thereof and prior to the Advance to purchase the related Motor Vehicle. All Collateral (except Leases, as aforesaid and the Motor Vehicles that are subject to such Leases) including (without limitation) off lease Motor Vehicles which come into the possession of Borrower shall be kept at the Borrowers business location(s) described below, and such Collateral will not be moved without EAB's prior written consent. Borrower will inform EAB of the location of all Collateral and, subject to the Lessee's rights under the Leases, permit EAB to inspect any of the collateral at any reasonable time. Immediately upon issuance of an original Certificate of ride with respect to a Motor Vehicle by the appropriate department of Motor Vehicles, Borrower shall deliver such Certificate of Title to EAB and arrange for the Notice of Recorded Lien or its equivalent to directly to EAB. Borrower will immediately deliver to EAB any other original documents relating to any Lease or Motor Vehicle not previous: delivered to EAB. Borrower will deliver to EAB any security deposit paid to me by a Lessee under a Lease, with such security deposit to be maintained in segregated account with EAB and under EAB's exclusive control. Borrower will comply with any and all applicable federal, state and local laws and regulations ("Applicable Law") relating to any Lease, any credit application with rasped thereto or any Motor Vehicle. In furtherance, but not in limitation the foregoing, Borrower shall have full and sole responsibility for making and delivering any and all disclosures and notices as and when required by regulation M under the federal Truth-In-Lending Act, as amended, and Regulation B under the federal Equal Credit Opportunity Act, as amended, and comparable state law or regulation, and any other present or future Applicable Law on the same or any related subject. Only Borrower shall be liable for any breach or failure in connection with such disclosures or notices, and EAB shall not be responsible or liable to make any such disclosures or notice for Borrowers failure to make any such disclosures or notices or for the incorrectness or incompleteness of any such disclosures or notices Borrow may make.

5. DEFAULTED LEASES, ETC.:
    If any Lease is in default for any reason whatsoever for more than 60 days, or if Borrower cannot give EAB on request the location of a Lessee or of Motor Vehicle, or if a Motor Vehicle is returned or repossessed or ceases to be held by a Lessee for any reason, or if a Lessee fails to confirm delivery; Motor Vehicle, Borrower shall immediately pay to EAB the full amount of such Liabilities in accordance with the applicable Instrument, less EAB unearned interest for periods after such payment. Upon receipt of such payment in full, and provided an Event of Default (as hereinafter defined) doe of then exist, EAB will release its security interest in said Motor Vehicle and Lease. Unless requested by EAB in writing to do so, Borrower agrees not to pay, directly or indirectly, any sum payable by the Lessee under a Lease or provide a Lessee with funds to make such payment for the purpose or with the result, intended or not, of concealing or preventing a default by the Lessee.

6. INTEREST ON LATE PAYMENTS:
    If any amount payable on any of Borrowers Liabilities is not paid in full when due and provided an Event of Default has not occurred, Borrower with interest on such delinquent payment, from its due date until it is paid in full, at the same rate as then payable on the latest Advance made grower hereunder prior to such delinquency or at such rate as is otherwise agreed to by EAB in writing.

7. COLLECTIONS:
  (a) Borrower irrevocably authorizes EAB, both before and after an Event of Default, to enforce the Leases and claims against Lessees and other adjust and settle insurance claims, and tolled all sums due and to become due in respect of the foregoing, at such times, by such means are. on such terms and conditions as EAB may in its discretion deem advisable, endorse Borrowers name on and collect checks and other instruments representing payments, and receive and open mail relating to Motor Vehicles and Leases. EAB shall not be obliged to exercise all or any of the foregoing authority, and shall have no liability for exercising or refraining from exercising, or for the manner of exercising, any such authority.

  (b) All sums collected by EAB, after deducting EAB's collection expenses (including attorneys' fees and expenses), may be applied by EAB at such times and in such amounts as EAB may determine, as follows:
    (i) to the payment of the Liabilities (including, without limitation, all late charges and other charges) relating to the Motor Vehicles or Leases respect of which such sums were received, due at the time or becoming due in the month in which such sums are received by EAB; and
    (ii) the balance, if any, remaining at the end of each month (sometimes referred to as the cash flow) shall be remitted to the Borrower on or about the 10th day of the following month.

    Until such sums are so applied or remitted they may be retained by EAB, without interest, as part of the Collateral. It is agreed that if an Event default occurs and is continuing, no sums will be released to Borrower except in the sole discretion of EAB. Upon payment in full of all Liabilities, the balance, if any, then held by EAB shall be remitted to Borrower.

8. TRUST ACCOUNTS:
    EAB and/or Borrower may, from time to time, deposit or credit to a trust account or accounts maintained at one or more banks or other financial situations by Borrower for the sole benefit of EAB (the "Trust Account") the following: (a) proceeds of Advances made to Borrower for purposes squiring Motor Vehicles; and (b) such other sums as EAB may determine in its sole and absolute discretion, as provided below. Borrower shall use the Trust Account solely for the purposes and subject to the provisions of this Section. All sums deposited or credited to the Trust Account shall be from funds held by Borrower for disbursement as follows: (i) proceeds of Advances shall be disbursed in full only to the person, firm or corporation from which Borrower purchases the Motor Vehicle in respect of which the Advance is made in an amount not exceeding the Invoice Price of such Motor Vehicles: (ii) taxes shall be disbursed, in full, only to the appropriate federal, state or local taxing authority at the time and in the manner required by law and (iii) any other sums which EAB may deposit or credit, which sums are specified by EAB to be used for payment to a named person, firm, corporation or agency of any federal, state or local government, shall be disbursed only in accordance with EAB's Instructions. All sums deposited are credited by EAB to the Trust Account shall be and remain segregated and apart from Borrowers funds on the books and records of Borrower are borrower shall not commingle its funds with any funds in the Trust Account.

9. EVENTS OF DEFAULT AND REMEDIES:
  a) The happening of any of the following events and the continuance thereof unheeded for the grace period specified, if any, is referred to herein a an "Event of Default": (i) default in payment of any of Borrowers Liabilities for 10 days after payment is due; (ii) the making of any misrepresentation or the breach of any covenant, warranty or other agreement by Borrower or any Guarantor that is contained herein or in any Instrument or other document at any time delivered to EAB; (iii) if the insurance on any Motor Vehicle is cancelled or expires and is not reinstated or replaced before the effective date of cancellation or expiration; (iv) If Borrower or any Guarantor makes an assignment for creditors, or a receiver or similar officer appointed for Borrower or any Guarantor or any property thereof and is not removed within 30 days or if a proceeding under any bankruptcy.
  b) reorganization or insolvency statute is commenced by or against Borrower or any Guarantor and is not discontinued within 30 days; (v) if Borrow, or any Guarantor suspends, discontinues or changes the nature of its business to a material extent, or dissolves, or disposes of all or a substantiate part of their assets or business; (vi) if any judgment is entered against Borrower or any Guarantor, or any levy, attachment or execution is mat against any property thereof, or if any proceeding supplementary to a judgment against Borrower or any Guarantor is commenced; (vii) If Borrow or any Guarantor fails to withhold, collect or remit when asserted or due any sales, use or other.

Material change of ownership, control or management of Borrower or any Guarantor shall occur; (x) if (in the sole opinion of EAB) any material adverse change shall occur in the condition or affairs, financial or otherwise, of Borrower or any Guarantor or if any of the Collateral is (in the sole opinion EAB) unsafe or at any risk; (xi) If a filing or issuance of a notice of lien or levy for taxes occurs against the Borrower or any Guarantor; (xii) if there is a sale of the business or assets of the Borrower, without the prior written consent of EAB, except in the ordinary course of business; (xiii) the suspension any regulatory agency or government or any securities exchange against the Borrower, and (xiv) if any of the foregoing shall occur as to, by, or against any maker, endorser, guarantor, surety, accommodation party or other person liable upon or for any of the Instruments, Liabilities, Leases or other Collateral.

  (b) Upon the occurrence of an Event of Default, all of the Liabilities (including, without limitation, all amounts arising from the resulting mandatory prepayment of the Liabilities) shall, unless EAB otherwise elects, become forthwith due and payable without further notice or demand, and withhold. limiting any rights, remedies or authority EAB may have before an Event of Default, Borrower shall pay EAB the then unpaid balance of all of the Liabilities together with interest thereon at the highest rate permitted by Applicable Law from the date of such Event of Default. EAB shall also have and may exercise against Borrower and other; and with respect to any Collateral, all the rights and remedies granted under the Under Commercial Code and the Uniform Vehicle Certificate of Title Act (whether or not either is in effect in the jurisdiction where the rights and remedies are asserted), and such other rights and remedies as are provided under any other statute, hereunder, by any other Instrument or document: executed at any time, or by law, and in addition but without limitation and without impairing Borrowers obligations, in EAB's discretion EAB may not (i) enforce, compromise, extend, modify or discharge any Lease and any claim relating to a Lease or Motor Vehicle, collect all sums payable with respect thereto and grant any indulgence or allowance to a Lessee or other party as EAB may deem advisable, (ii) exercise any right granted under a Lease, including but not limited to the right of termination on the Lessee's default, and enter into a new lease for the Motor Vehicle covered by such Lease, and
        (iii) repossess without notice, and after or without repossession sell or otherwise dispose of all or any Motor Vehicles Leases or other Collateral at one or more public or private sales or other dispositions, on at least 10 days notice to Borrower, of any public sale or, of the time after which a private sale or other disposition may be made (which notice Borrower acknowledges is reasonable), without advertisement other notice, at such times and places, at wholesale or retail, for cash or on credit, on such terms and for such consideration as EAB may deem advisable. At any public sale EAB may be the purchaser, free of any equity of Borrowers which Borrower hereby waives. EAB may require Borrower to assemble Collateral and make it available at a place designated by EAB, reasonably convenient to EAB and Borrower. The net proceeds realized from any such sale, lease or other disposition or the exercise of any other remedy, after deducting all expenses relating thereto including but not limited to the costs of repossessing, storing and repairing Motor Vehicles, commissions payable in connection with any new lease or sale, and the reasonable attorneys' fees and expenses incurred by EAB, shall be applied toward payment of Borrower's Liabilities, in such order and amounts as EAB may determine, and Borrower shall remain liable for any deficiency and shall be entitled to any surplus.

  (c) EAB shall not be required to take any steps necessary to preserve the Collateral or any rights against prior parties to any Collateral, nor shall it be required to proceed against Collateral prior to proceeding against Borrower, or any Guarantor. After an Event of Default, if EAB shall elect to firs proceed as against Collateral, it shall, nonetheless, have the right to thereafter proceed against Borrower and/or any Guarantor and by exercising such election, neither Borrower nor any Guarantor shall be released from any Instrument or Liability.

10. RESERVE:
    From each Advance that EAB makes to Borrower there shall be deducted, or at the time of the Advance, Borrower shall deliver and pledge to EAB such amount as may be mutually agreed which, with all similar deductions or sums delivered in connection with other Advances and purchases, shall constitute a single non-interest bearing "Reserve" that shall be retained by EAB as part of the Collateral securing all Borrower's Liabilities, now existing or hereafter arising. The Reserve need not be segregated but may be commingled with EAB's general funds. If any of the Liabilities is not paid in full when due, by acceleration or otherwise, in EAB's discretion EAB may, but need not, charge the amount thereof against the Reserve, without notice to Borrower and whether or not EAB shall have taken any action with respect to any other Collateral or otherwise. Borrower shall continue liable for efficiency.

11. RELEASE OF RESERVE:
    Within a reasonable time after payment in full of Borrowers Liabilities with respect to a specific Advance to Borrower, and provided an Event of default does not then exist, EAB will release and pay to Borrower from the Reserve the amount withheld or delivered by Borrower at the time of sat: advance or purchase, less any part of said amount that may have been applied by EAB toward the payment of any of Borrowers Liabilities. Upon payment in full of all Borrowers Liabilities the balance then remaining in the Reserve, if any, without interest, shall be paid to Borrower.

12. PREPAYMENT:
    Borrower may at any time and from time to time prepay all or any part of the Liabilities including, without limitation, any Advances relating to specific Leases, subject to the following: (a) if such prepayment is being made solely in connection with a full, voluntary prepayment of a Lease by the lessee or a prepayment resulting from a default under a Lease as provided in Section 5, both as determined by EAB in its sole discretion, Borrower shall pay the full amount of such Liabilities in accordance with the applicable Instrument, less EAB's unearned interest for periods after such Repayment, and (b) in connection with a voluntary prepayment of the Liabilities by Borrower (a "Chargeable Prepayment") and provided an Event of Default does not exist, Borrower shall pay to EAB a sum equal to the present value of the Liabilities on the date of the Chargeable Prepayment discounted at the lowest Federal Reserve Bank of New York discount rate in effect at any time from the date of each applicable Instrument until the day of such Chargeable Prepayment (the "Chargeable Prepayment Amount"). The Chargeable Prepayment Amount shall be paid to EAB as compensation for the costs incurred by EAB in making funds available under this Agreement and for loss of the bargain agreed upon by the parties.

13. MISCELLANEOUS:
  (a) If Borrower falls to comply with any term or provision of this Agreement, including (without limitation) any warranty or representation hereunder, fails to perform its obligations under any Lease, then in addition to any other right that EAB may have, it may, in its discretion, perform on behalf of Borrower and, in that event, Borrower shall pay EAB, on demand, all costs and expenses incurred by EAB in connection therewith, with interest thereon at a rate equal to two percent (2%) above the rate announced by EAB from time to time as its prime rate, adjusted when such prime rate changes. Such costs, expenses and interest shall be Liabilities hereunder. After an Event of Default has occurred, if any amount payable on an Instrument or Liability is not paid in full when due, Borrower shall pay interest on such delinquent payment, from its due date until it is paid in full, or the highest interest rate permitted by law.
  (b) EAB may assign or transfer the whole or any part of any Instrument or Liabilities, and may transfer therewith the whole or any part of the Collates without notice to Borrower. Any transferee with respect to any of the foregoing shall have the same rights, powers and authorities as are granted EAB hereunder, and upon such transfer, EAB shall be fully discharged from all claims with respect to Collateral so transferred, but EAB shall retained. all rights, powers and authorities with respect to any Collateral not so transferred. Borrower agrees not to assert against any assignee of EAB are defense, offset or counterclaim that might be asserted against EAB.
  (c) No delay on the part of EAB or any transferee in exercising any right, power or authority shall operate as a waiver thereof; nor shall any single partial exercise of any right, power or authority preclude other or further exercising thereof, or the exercise of any other right, power or authority the rights, powers and authorities granted hereunder to EAB are irrevocable, cumulative and not exclusive, and shall be deemed in addition to, and rights, power or authorities that EAB or its transferees may or would otherwise have. The provisions of this Agreement are in addition to the provisions of any Instrument, assignment or other document theretofore, contemporaneously herewith or hereafter executed by Borrower and she apply to all future as well as to all existing Advances, Instruments and Liabilities and shall be binding upon the successors and assigns of borrower; Borrower may not assign this Agreement or any of its rights or interests In any Collateral without the prior written consent of EAB provided that in the case of any conflict between the provisions of this Agreement or any other document, the provisions this Agreement should control.

  (d) The execution of this Agreement by EAB shall not in any way be construed, either now or in the future, as imposing upon EAB the obligation make any Advance to Borrower whatsoever, or as an assumption by EAB of any liability or responsibility to with respect any Lessee under a Lease or to any this party or respect to any Motor Vehicle, whether by reason of any tern or provision of this Agreement or any Lease, Motor Vehicle, Collateral, Liabilities, Instruments, assignment, or other instrument or document executed or delivered by EAB or Borrower in connection with this Agreement Nothing contained herein or in any other document and no action taken by EAB shall be deemed an assumption by EAB of any obligation and cry Lease or with respect to any Motor Vehicle. EAB shall have no obligation to repair, insure, register or license any Motor Vehicle.
  (e) In the event any term or provision of this Agreement shall be declared Invalid by a court of competent jurisdiction, such invalidity shall be limited solely to the specific term or provision invalidated by such court and, nonetheless, the remainder of this Agreement shall remain in full force and effect according to its terms.
  (f) Borrower shall, at its own expense, execute such other documents as EAB may require confirming or giving effect to any term or provisioning this Agreement or any Instrument or document delivered to EAB.
  (g) Borrower hereby indemnifies and holds EAB, its successors and assigns, harmless from all claims, suits, damages or losses (including, with limitation, attorneys' fees and expenses) sustained by EAB and arising directly or Indirectly from or relating to: (i) any breach of any representation warranty or covenant contained in this Agreement, any Instrument or Lease; (ii) the enforcement of any right or remedy under this Agreement, and Instrument or Lease; or (iii) any Collateral, Including (without limitation) any Lease, the breach of any Lease by Borrower or any Lessee, or arising directly or indirectly from the use or operation of any Motor Vehicle, including (without limitation) the design, manufacture, purchase, installation delivery, repair, replacement or condition of any Motor Vehicle and irrespective of whether any defects claimed are latent or discoverable to Borrower or Lessee, any and all loss or damage to a Motor Vehicle, any failure by Borrower or Lessee to comply in any respect with any Applicant Law to a Motor Vehicle or Lease or the violation by Borrower or Lessee of any Applicable Law.
  (h) Upon the occurrence OF an Event of Default, and at any time thereafter, EAB shall have and may exercise, without further notice, a right of set-off and/or bankers lien against and in respect of any of the Collateral and the Trust Account then or thereafter held by EAB. Any right of set-off exercised by EAB shall be deemed to have been exercised immediately on the occurrence of an Event of Default even though such set-off is made or entered on the books of EAB subsequent thereto.
  (i) Borrower irrevocably authorizes EAB and cry employee of EAB individually, to file financing statements without Borrowers signature, to execute Borrowers name and file or deliver such title certificates endorsed for transfer, notices of recorded lien (or equivalents), registrations, notices, for-. and other documents and to take any other action EAB may deem necessary or advisable to transfer, register, record, note, perfect or preserve tit. to or EAB's security interest in any of the Collateral, but EAB shall have no obligation to do any of the foregoing or to perfect, renew or preserve to Collateral or EAB's security interest.

  (j) Any notice, request, approval or demand provided for herein shall be in writing and deemed effectively given or made when mailed by registered certified mail, return receipt requested, addressed to EAB at its address stated above and to Borrower at the last known address of Borrower as set forth on EAB's books and records or when actually received If given or made in any other manner. Borrower waives demand, protest and notice default and dishonor with respect to Leases and collections. No provision hereof and no right or remedy of EAB may be waived except in writing signed by EAB. Borrower hereby irrevocably consents to the exclusive jurisdiction and venue of any New York State or federal court located in New York City or Nassau County, New York, regarding any action or proceeding arising out of any dispute between Borrower and EAB, and Borrow; further irrevocably consents to the service OF process in any such action or proceeding by any of the methods of notice described in this Section 13Q to Borrower at its address as provided herein. THIS AGREEMENT AND ALL INSTRUMENTS SHALL BE GOVERNED BY THE LAWS OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW OR CHOICE OF LAW. This agreement may not be changed or terminated orally, shall be binding upon and inure to each party hereto and their respective successors and assigns, and shall not be deemed for the benefit of any other third party. BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES THE RIGHT TO INTERPOSE A COUNTERCLAIM OR OFFSET OF ANY NATURE AND ALL RIGHTS TO A TRIAL BY JURY IN THE EVENT OF ANY LITIGATION ARISING DIRECTLY OR INDIRECTLY OUT OF THIS AGREEMENT OR ANY INSTRUMENT OR LEASE OR ANY OTHER DEALINGS Between BORROWER AND EAB RELATING TO THE SUBJECT MATTER HEREOF OR THEREOF, WHETHER WITH RESPECT TO ANY CONTRA CLAIMS, TORT CLAIMS OR OTHERWISE. BORROWER HEREBY AGREES THAT IN ALL ACTIONS AND PROCEEDINGS ARISING DIRECTLY OR INDIRECTLY, FROM THIS AGREEMENT OR ANY OTHER OBLIGATION OF BORROWER TO EAB, IF EAB SHALL BE SUCCESSFUL, IT SHALL BE ENTITLED TO RECOVER ITS REASONABLE ATTORNEYS FEES AND THE EXPENSES OF SUCH LITIGATION.

IN WITNESS WHEREOF, the undersigned have caused this agreement to be duly executed and delivered as of the date first set forth above.

         Carcorp USA, Inc.
----------------------------------------
Name of Leasing Company

By: /s/ Michael J. DeMeo
----------------------------------------
Michael J. DeMeo        Title: President

BORROWER'S PRINCIPAL PLACE OF BUSINESS:      BORROWER'S ADDITIONAL PLACE OF
                                             BUSINESS:

2600 NW 55th Court, Ste. 234
----------------------------------------     -----------------------------------
Address                                      Address

Ft. Lauderdale, FL  33309
----------------------------------------     -----------------------------------
City           State          Zip Code       City           State      Zip Code

EUROPEAN AMERICAN BANK

By:
---------------------------------------
Frank McCaughey     Title: Sr. Vice President

EAB                                                                     GUARANTY
--------------------------------------------------------------------------------

Guaranty made and delivered on June 1, 2000, by the undersigned (herein collectively called "Guarantor"),

To EUROPEAN AMERICAN BANK ("Creditor" on behalf of

Name Carcorp USA, Inc.

Address 2600 NW 55th Court, Suite 234, Ft. Lauderdale, FL 33309

(Herein called "Debtor").

In consideration of the credit and/or other financial accommodations given or to be given or continued by Creditor to Debtor (which shall include, without limitation, loans, leases and/or the sale of goods on credit), all of which is to the economic benefit or advantage of Guarantor, at such times, in such amounts, on such terms, and with or without security, as EAB may in its discretion see fit, without notice to or consent from Guarantor, and In consideration thereof, Guarantor hereby unconditionally, absolutely and irrevocably guarantees that irrespective of (a) the genuineness, validity or enforceability of any document relating to any liabilities, direct, indirect or contingent, joint, several or independent, of Debtor now existing or hereafter arising, due or to become due to, or held or to be held by, EAB, its successors or assigns, whether created directly or acquired by assignment or otherwise, or of any of Debtor's obligations in respect thereof, whether now existing or hereafter arising (herein collectively called the "liabilities" or (b) the existence, validity or value of any security for any of the Liabilities, Debtor will promptly and fully pay and perform all obligations with respect to the Liabilities or any security therefore, with interest and all other charges, when due (whether at maturity or earlier by acceleration or otherwise). Guarantor consents that from time to time, without notice to or further consent from Guarantor and without releasing or affecting its liability hereunder, the time for payment or performance may be extended or accelerated in whole or part, any security may be exchanged, released, enforced, sold, leased or otherwise dealt with, the provisions of any documents may be cancelled, compromised, modified or waived, any other guarantor may be released, and any indulgence may be granted Debtor, as EAB may in its discretion determine. No payment by Guarantor except payment in full of the Liabilities shall entitle Guarantor to be subrogated to any of the rights of EAB, other than as waived in the next paragraph below. Guarantor shall have no right of reimbursement or indemnity whatsoever and no right of recourse to or with respect to any assets or property of Debtor or to any security for the Liabilities unless and until the Liabilities have been paid In full, other than as waived in the next paragraph below.

    IN ORDER TO INDUCE CREDITOR TO ACCEPT THIS GUARANTY, GUARANTOR HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES AND RELEASES ANY AND ALL CLAIMS (AS DEFINED IN AND UNDER SECTION 101(4) OF TITLE 11, UNITED STATES CODE) AGAINST DEBTOR NOW OR HEREAFTER ARISING OUT OF OR RELATED DIRECTLY OR INDIRECTLY TO ANY OF THE OBLIGATIONS OF GUARANTOR UNDER THIS GUARANTY OR ANY LIABILITIES OF DEBTOR TO CREDITOR, INCLUDING (WITHOUT LIMITATION) ANY AND ALL SUCH CLAIMS ARISING FROM RIGHTS OF SUBROGATION, INDEMNITY, REIMBURSEMENT, CONTRIBUTION OR SET-OFF OF GUARANTOR AGAINST DEBTOR, WHETHER ARISING BY CONTRACT OR OTHERWISE.

Guarantor waives: presentment, notice of dishonor and protest, notice of default by Debtor, of sale or other dealing with any security and any other notice to which Guarantor might otherwise be entitled; the right to interpose any counterclaim or consolidate any other action with an action on this Guaranty and the benefit of any statute of limitations affecting its liability hereunder or the enforcement hereof. Guarantor waives and consents to the non-perfection, lapse or disposition of or other dealing with any security Interests or liens at any time granted to EAB as security for any of the Liabilities. Any and all present and future debts and obligations of Debtor to Guarantor are hereby postponed In favor of and subordinated to the full payment and performance of all of the Liabilities and assigned and transferred to EAB as collateral for the obligations of Guarantor hereunder.

    If any payment received by EAB from any source on account of the Liabilities is set aside or required to be repaid, whether in, any bankruptcy proceeding or otherwise, this Guaranty shall remain in full force and effect (or be reinstated) until EAB has received and retained full payment of all the Liabilities; and Guarantor agrees to pay any such amount upon demand. Guarantor agrees that it will not transfer any personal assets to any party (except gifts of nominal value) without full and valuable consideration for such transfer. If Debtor or Guarantor shall at any time become insolvent or make a general assignment or if a petition In bankruptcy or any insolvency or reorganization proceeding shall be commenced by, against or in respect of Guarantor or Debtor, any or all of Guarantor's obligations in respect of the Liabilities shall, at the sole option of EAB, forthwith become due and payable without notice.

Guarantor submits to the jurisdiction of the federal and state courts In New York State in any action or proceeding brought under this Guaranty Of EAB chooses to bring any such action or proceeding in New York), and Guarantor agrees that any process, notice of motion or other application to any of said courts (or a judge thereof) in any such action or proceeding shall be sufficiently served If sent to Guarantor by certified mail, return receipt requested, to the address set forth below (and service so made shall be deemed complete five (5) days after the same has been posted as aforesaid). Guarantor agrees that EAB may enforce the Liabilities without resorting first to any other right, remedy or security and the Liabilities shall, unless paid in full, survive any repossession of any security, whether or not such action constitutes an election of remedies against Debtor. Guarantor shall, upon demand, pay or reimburse EAB for all costs and expenses (including, without limitation, attorneys' lees and disbursements) incurred or paid by EAB in enforcing any of its rights or remedies with respect to this Guaranty or any of the Liabilities.

This Guaranty (i) cannot be terminated or changed orally and no provision hereof may be modified or waived except In writing by EAB; (ii) shall continue in effect until EAB receives written notice of termination, which shall not release or affect Guarantor's liability with respect to Liabilities theretofore created and any extensions and consolidations thereof; and (iii) is a guaranty of payment and not one of collection. THIS GUARANTY SHALL BE GOVERNED BY THE LAWS OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW OR CHOICE OF LAW. This Guaranty shall be binding upon Guarantor, jointly and severally if more than one, and its, his or her respective heirs, representatives, successors and assigns in favor of EAB, Its successors and assigns. GUARANTOR HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BROUGHT UNDER THIS GUARANTY.


This Guaranty has been duly executed by Guarantor on the date set forth above.


Individual Guarantors                       Corporate Guarantors

/s/ Michael J. DeMeo                        Carcorp USA, Inc.
------------------------------------        ------------------------------------
Signature                                   Name of Corporate Guarantor

Print Name: Michael J. DeMeo                By: /s/ Michael J. DeMeo
------------------------------------        ------------------------------------
                                            Michael J. DeMeo    Title: President

22459 Waterside Drive                       2600 NW 55th Court, Suite 234
------------------------------------        ------------------------------------
Address                                     Address

Boca Raton, FL 33428                        Ft. Lauderdale, FL  33309
------------------------------------        ------------------------------------

------------------------------------        ------------------------------------
Signature                                   Name of Corporate Guarantor

Print Name:                                 By:
------------------------------------        ------------------------------------

------------------------------------        ------------------------------------
                                                                Title:
------------------------------------        ------------------------------------
Address                                     Address

------------------------------------        ------------------------------------

                       FORM OF INDIVIDUAL ACKNOWLEDGMENT


STATE OF NEW YORK        )
                         )  ss.
COUNTY OF                )

On this 1st day of June, 2000, before me personally appeared Michael J. DeMeo, to me known and known to me to be the same person(s) described in and who executed the above instrument, and he/she/they severally acknowledged to me that he/she/they executed the same.

                                        /s/ Judith A. Hunt
                                        ------------------------------------

                                        [notary seal here]

                        FORM OF CORPORATE ACKNOWLEDGMENT

STATE OF NEW YORK        )
                         )  ss.
COUNTY OF                )

On this 1st day of June, 2000, before me personally appeared Michael J. DeMeo, to me known and known to me to be the same person(s) described in and who executed the above instrument, and he/she/they severally acknowledged to me that he/she/they executed the same.

                                        /s/ Judith A. Hunt
                                        ------------------------------------
                    [Notary seal here]

STATE OF NEW YORK        )
                         )   ss.
COUNTY OF                )

Michael J. DeMeo, being duly sworn deposes and says:

         I am the Secretary of Carcorp USA, Inc., a corporation existing under the laws of the State of Florida (the "Corporation"), and the following resolutions were duly adopted by the Board of Directors of the Corporation on 199_, and such resolutions have not been modified or rescinded and do not conflict with any provision of the certificate of incorporation, by-laws or any agreement of the Corporation:

         "RESOLVED, that each of the officers and agents of this Corporation listed below, acting alone, is authorized in the name and on behalf of this Corporation to borrow money or otherwise obtain credit from or deal with EUROPEAN AMERICAN BANK or any affiliate or subsidiary ("EAB"), by loans, leases, sales of leases or contracts with recourse, repurchase agreements or other transactions, at such times, in such amounts and on such terms as any of said officers or agents may approve; grant EAB a security interest in any property now owned or hereafter acquired by this Corporation as security for any or all obligations now existing or hereafter arising and substitute and otherwise deal with collateral; execute and deliver notes, loan receipts, evidences of indebtedness, checks, leases, guarantees, assignments, security agreements, financing statements and other documents, containing such terms and provisions as the officer or agent executing the same may approve, the execution thereof to be conclusive evidence of such approval; furnish financial statements and other documents containing information; settle, compromise and discharge claims; and generally; not lifted BY the foregoing, to execute and deliver such other documents, take,~ such other actions and otherwise deal with EAB as any of said officers or agents may deem advisable;

         FURTHER RESOLVED, that the Secretary or any other officer of this Corporation is authorized to certify to EAB a copy of these resolutions and the officers and agents authorized to act for this Corporation."

         The following are the officers and agents of the Corporation authorized to act for it, the respective offices, if any, held by then' and their genuine signatures:

                         Name                  Specimen Signature
                         ----                  ------------------

President           Michael J. DeMeo         /s/ Michael J. DeMeo
                    ----------------         ----------------------------
Vice President
                    ----------------         ----------------------------
Treasurer
                    ----------------         ----------------------------
Secretary           Michael J. DeMeo         /s/ Michael J. DeMeo
                    ----------------         ----------------------------
Authorized Agent
                    ----------------         ----------------------------
Authorized Agent
                    ----------------         ----------------------------

         The following are stockholders of the Corporation and the issued and outstanding shares of capital stock owned by each stockholder:

                         Name                   Number of Shares
                         ----                   ----------------

                    Michael J. DeMeo                  100%
                    ----------------         ----------------------------

                    ----------------         ----------------------------

                    ----------------         ----------------------------

                    signed and sealed this 1st day of June 2000

                    [Corporate Seal]              /s/ Michael J. DeMeo
                                             ----------------------------
                                                     Secretary
                                                  Michael J. DeMeo

Certified:
----------
(If Secretary is authorized to
act pursuant to the resolutions)


/s/ Michael J. DeMeo
------------------------------------------
Michael J. DeMeo         (Title) President

Sworn to before me this
1st day of June. 2000


/s/ Judith A. Hunt
---------------------------
Notary Public

[Notary seal here]

EAB                                   CERTIFICATE OF AUTHORITY AND STOCKHOLDERS'
--------------------------------------------------------------------------------
                         CONSENT FOR CORPORATE GUARANTY

The undersigned hereby certifies that the following resolution was duly adopted by the Board of Directors of Carcorp USA, Inc., a corporation existing under the, that the same has not been modified or rescinded and is not in violation of the charter, by-laws or any agreement of said Corporation:

         "RESOLVED that to Induce EUROPEAN AMERICAN BANK ("EAB"), at its discretion, to make loans or otherwise extend credit to or deal with Carcorp, Inc. ("Lessor") on such terms in such amounts and at such times as may be approved by EAB, without notice to a approval from this Corporation, which will be incidental to and in furtherance of the business of this Corporation and to Its direct benefit and advantage. this Corporation guarantees to EAB. Its successors and assigns, that such Lessor will promptly and fully pay all sums and perform all obligations to be paid or performed by it in connection with any such loan, credit or other transaction, and any officer of this Corporation is authorized, in its name and on its behalf, to execute and deliver to EAB a guaranty in such form and containing such provisions as may be acceptable to EAB."

The undersigned further certifies that the officers of said Corporation and the respective offices held by them are:

     Michael J. DeMeo
-------------------------------------          ---------------------------------
President                                      Treasurer

                                               Michael J. DeMeo
-------------------------------------          ---------------------------------
Vice President                                 Secretary

and that the persons who have signed the Consent of Stockholders below are the holders of all the issued and outstanding stock of said Corporation.


Signed and sealed this 1st day of June, 2000

(Corporate Seal)                             /s/ Michael J. DeMeo
                                             -----------------------------------
                                             Secretary  Michael J. DeMeo

                            CONSENT OF STOCKHOLDERS

The undersigned, being the holders of all the outstanding capital stock of Carcorp USA, Inc. ("the Corporation"), hereby consent to and approve the guaranty by the Corporation of all loans, credit and other accommodations that European American Bank ("EAB") may, at its discretion, from time to time extend to the Lessor named in the above resolution, on such terms and in such amounts as EAB may approve, and to the execution and delivery of an instrument of guaranty in such form and containing such provisions as may be acceptable to EAB.

Dated: June 1, 2000

                                             /s/ Michael J. DeMeo
                                             -----------------------------------
                                             Signature of Stockholder

                                             -----------------------------------
                                             Signature of Stockholder

                                             -----------------------------------
                                             Signature of Stockholder

--------------------------------------------------------------------------------
2600 NW 55th Court Suite 234 Ft. Lauderdale FL 33309
--------------------------------------------------------------------------------
Telephone Number(s)                                  Taxpayer ID Number
     (954) 735-5557                                    650980091
--------------------------------------------------------------------------------
Opened By   Date Opened     Initial Deposit  Waive To Analysis    Affiliated
                                                                 Account Number

--------------------------------------------------------------------------------
Identification                            Identification
--------------------------------------------------------------------------------
Services [ ] Dir. Dep. [ ] Telephone Tran.   Off. Code   Stmt. Code  Stmt Disp.
Used     [ ] Wire      [ ] Other__________                                 SOF
--------------------------------------------------------------------------------
Transfer
To Branch:                         Date:               Initials:
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Please check appropriate box [ ] Individual/Sole Proprietor [ ] Corporation
[ ] Partnership [ ] Limited [ ] Limited Partnership [ ]  Limited Liability Co.
[ ] Other ____________

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Non-Resident Aliens Substitute W-8 Forms (EAB 1482). Payees exempt from Backup
Withholding: Check this Box [ ] (See Certification Instructions). If you are applying for a Taxpayer Identification Number, write "Applied for" next to your signature. (See Certificate Instructions).

Certifications - Substitute W-9

Under penalties of perjury, I certify that:
unreadable

/s/ Michael J. DeMeo                                   June 1, 2000
-------------------------------------             ------------------------
AUTHORIZED SIGNATURE & TITLE                                Date
(Owner, Partner, Corporate Secretary)

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                             Facs.
Name (Print or Type)          Title          Sig.           Signature
--------------------------------------------------------------------------------
                                                       4.

--------------------------------------------------------------------------------
                                                       5.

--------------------------------------------------------------------------------
                                                       6.

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                             RUSH TO: CBS 2882/2855

     [X] NEW ACCOUNT                         [ ] ADDITIONAL SIGNATURES
     [ ] SUPERSEDES ALL OTHERS               [ ] RE-OPENED ACCOUNT
     [ ] SIGNATURE ARRANGEMENT CHANGE

                                                  DATE PREPARED _______________

EAB                                                         COMMERCIAL SIGNATURE
--------------------------------------------------------------------------------

Account Title                                                    Account Number
Please Print                                                        18802822
                                                    ----------------------------
     Carcorp USA, Inc.                                 Account Type  Branch No.
--------------------------------------------------------------------------------

Indicate any signature arrangement required for withdrawals or Other payment of funds from this account (If none leave blank). _________________________________

Your signature means that you have received and read a copy of the Account Agreement and Disclosures Booklet and Schedule of Service Charges for the accounts listed and that you agree to the Rules and Regulations


                             Authorized Signature (Owner)
Date:                        Partner, Corporate Secretary): /s/ Michael J. DeMeo
* Indicate arrangements and/or combination of signatures required.
--------------------------------------------------------------------------------
     Name (Print or Type)                  Title                  Signature
--------------------------------------------------------------------------------
   Michael J. DeMeo                     Pres./CEO           /s/ Michael J. DeMeo
--------------------------------------------------------------------------------
                                                       2
--------------------------------------------------------------------------------
                                                       3
--------------------------------------------------------------------------------
                                                       4
--------------------------------------------------------------------------------
                                                       5
--------------------------------------------------------------------------------
                                                       6
--------------------------------------------------------------------------------
 Authorizations Have Been Received For:                         Date Superseded
[ ] Facsimile Signatures [ ] Trade Name Deposits [ ] Symbol Endorsements
[ ] Bulk Deposits
--------------------------------------------------------------------------------


EAB                                                         COMMERCIAL SIGNATURE
--------------------------------------------------------------------------------

Account Title                                                    Account Number
Please Print                                                        18802822
                                                    ----------------------------
     Carcorp USA, Inc.                                 Account Type  Branch No.
--------------------------------------------------------------------------------

Indicate any signature message(s) required for the payment of funds or transactions of any business for this account (If not leave blank)______________
--------------------------------------------------------------------------------
                                                 Facs.
  Name (Print or Type)          Title            Sig.              Signature
--------------------------------------------------------------------------------
     Michael J. DeMeo          Pres./                       /s/ Michael J. DeMeo
                               CEO
--------------------------------------------------------------------------------
                                                    2
--------------------------------------------------------------------------------
                                                    3
--------------------------------------------------------------------------------

                   SEE BACK OF CARD FOR ADDITIONAL SIGNATURES

EAB                                                                     GUARANTY
--------------------------------------------------------------------------------

Guaranty made and delivered on June 1, 2000, by the undersigned (herein collectively called "Guarantor"),

To EUROPEAN AMERICAN BANK ("Creditor" on behalf of

Name Carcorp USA, Inc.

Address 2600 NW 55th Court, Suite 234, Ft. Lauderdale, FL 33309

(Herein called "Debtor").

In consideration of the credit and/or other financial accommodations given or to be given or continued by Creditor to Debtor (which shall include, without limitation, loans, leases and/or the sale of goods on credit), all of which is to the economic benefit or advantage of Guarantor, at such times, in such amounts, on such terms, and with or without security, as EAB may in its discretion see fit, without notice to or consent from Guarantor, and In consideration thereof, Guarantor hereby unconditionally, absolutely and irrevocably guarantees that irrespective of (a) the genuineness, validity or enforceability of any document relating to any liabilities, direct, indirect or contingent, joint, several or independent, of Debtor now existing or hereafter arising, due or to become due to, or held or to be held by, EAB, its successors or assigns, whether created directly or acquired by assignment or otherwise, or of any of Debtor's obligations in respect thereof, whether now existing or hereafter arising (herein collectively called the "liabilities" or (b) the existence, validity or value of any security for any of the Liabilities, Debtor will promptly and fully pay and perform all obligations with respect to the Liabilities or any security therefore, with interest and all other charges, when due (whether at maturity or earlier by acceleration or otherwise). Guarantor consents that from time to time, without notice to or further consent from Guarantor and without releasing or affecting its liability hereunder, the time for payment or performance may be extended or accelerated in whole or part, any security may be exchanged, released, enforced, sold, leased or otherwise dealt with, the provisions of any documents may be cancelled, compromised, modified or waived, any other guarantor may be released, and any indulgence may be granted Debtor, as EAB may in its discretion determine. No payment by Guarantor except payment in full of the Liabilities shall entitle Guarantor to be subrogated to any of the rights of EAB, other than as waived in the next paragraph below. Guarantor shall have no right of reimbursement or indemnity whatsoever and no right of recourse to or with respect to any assets or property of Debtor or to any security for the Liabilities unless and until the Liabilities have been paid In full, other than as waived in the next paragraph below.

    IN ORDER TO INDUCE CREDITOR TO ACCEPT THIS GUARANTY, GUARANTOR HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES AND RELEASES ANY AND ALL CLAIMS (AS DEFINED IN AND UNDER SECTION 101(4) OF TITLE 11, UNITED STATES CODE) AGAINST DEBTOR NOW OR HEREAFTER ARISING OUT OF OR RELATED DIRECTLY OR INDIRECTLY TO ANY OF THE OBLIGATIONS OF GUARANTOR UNDER THIS GUARANTY OR ANY LIABILITIES OF DEBTOR TO CREDITOR, INCLUDING (WITHOUT LIMITATION) ANY AND ALL SUCH CLAIMS ARISING FROM RIGHTS OF SUBROGATION, INDEMNITY, REIMBURSEMENT, CONTRIBUTION OR SET-OFF OF GUARANTOR AGAINST DEBTOR, WHETHER ARISING BY CONTRACT OR OTHERWISE.

Guarantor waives: presentment, notice of dishonor and protest, notice of default by Debtor, of sale or other dealing with any security and any other notice to which Guarantor might otherwise be entitled; the right to interpose any counterclaim or consolidate any other action with an action on this Guaranty and the benefit of any statute of limitations affecting its liability hereunder or the enforcement hereof. Guarantor waives and consents to the non-perfection, lapse or disposition of or other dealing with any security Interests or liens at any time granted to EAB as security for any of the Liabilities. Any and all present and future debts and obligations of Debtor to Guarantor are hereby postponed In favor of and subordinated to the full payment and performance of all of the Liabilities and assigned and transferred to EAB as collateral for the obligations of Guarantor hereunder.

    If any payment received by EAB from any source on account of the Liabilities is set aside or required to be repaid, whether in, any bankruptcy proceeding or otherwise, this Guaranty shall remain in full force and effect (or be reinstated) until EAB has received and retained full payment of all the Liabilities; and Guarantor agrees to pay any such amount upon demand. Guarantor agrees that it will not transfer any personal assets to any party (except gifts of nominal value) without full and valuable consideration for such transfer. If Debtor or Guarantor shall at any time become insolvent or make a general assignment or if a petition In bankruptcy or any insolvency or reorganization proceeding shall be commenced by, against or in respect of Guarantor or Debtor, any or all of Guarantor's obligations in respect of the Liabilities shall, at the sole option of EAB, forthwith become due and payable without notice.

Guarantor submits to the jurisdiction of the federal and state courts In New York State in any action or proceeding brought under this Guaranty Of EAB chooses to bring any such action or proceeding in New York), and Guarantor agrees that any process, notice of motion or other application to any of said courts (or a judge thereof) in any such action or proceeding shall be sufficiently served If sent to Guarantor by certified mail, return receipt requested, to the address set forth below (and service so made shall be deemed complete five (5) days after the same has been posted as aforesaid). Guarantor agrees that EAB may enforce the Liabilities without resorting first to any other right, remedy or security and the Liabilities shall, unless paid in full, survive any repossession of any security, whether or not such action constitutes an election of remedies against Debtor. Guarantor shall, upon demand, pay or reimburse EAB for all costs and expenses (including, without limitation, attorneys' lees and disbursements) incurred or paid by EAB in enforcing any of its rights or remedies with respect to this Guaranty or any of the Liabilities.

This Guaranty (i) cannot be terminated or changed orally and no provision hereof may be modified or waived except In writing by EAB; (ii) shall continue in effect until EAB receives written notice of termination, which shall not release or affect Guarantor's liability with respect to Liabilities theretofore created and any extensions and consolidations thereof; and (iii) is a guaranty of payment and not one of collection. THIS GUARANTY SHALL BE GOVERNED BY THE LAWS OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW OR CHOICE OF LAW. This Guaranty shall be binding upon Guarantor, jointly and severally if more than one, and its, his or her respective heirs, representatives, successors and assigns in favor of EAB, Its successors and assigns. GUARANTOR HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BROUGHT UNDER THIS GUARANTY.


This Guaranty has been duly executed by Guarantor on the date set forth above.


Individual Guarantors                       Corporate Guarantors

/s/ Michael J. DeMeo                        Carcorp USA, Inc.
------------------------------------        ------------------------------------
Signature                                   Name of Corporate Guarantor

Print Name: Michael J. DeMeo                By: /s/ Michael J. DeMeo
------------------------------------        ------------------------------------
                                            Michael J. DeMeo    Title: President

22459 Waterside Drive                       2600 NW 55th Court, Suite 234
------------------------------------        ------------------------------------
Address                                     Address

Boca Raton, FL 33428                        Ft. Lauderdale, FL  33309
------------------------------------        ------------------------------------

------------------------------------        ------------------------------------
Signature                                   Name of Corporate Guarantor

Print Name:                                 By:
------------------------------------        ------------------------------------

------------------------------------        ------------------------------------
                                                                Title:
------------------------------------        ------------------------------------
Address                                     Address

------------------------------------        ------------------------------------

                       FORM OF INDIVIDUAL ACKNOWLEDGMENT


STATE OF NEW YORK        )
                         )  ss.
COUNTY OF                )

On this 1st day of June, 2000, before me personally appeared Michael J. DeMeo, to me known and known to me to be the same person(s) described in and who executed the above instrument, and he/she/they severally acknowledged to me that he/she/they executed the same.

                                        /s/ Judith A. Hunt
                                        ------------------------------------

                                        [notary seal here]

                        FORM OF CORPORATE ACKNOWLEDGMENT

STATE OF NEW YORK        )
                         )  ss.
COUNTY OF                )

On this 1st day of June, 2000, before me personally appeared Michael J. DeMeo, to me known and known to me to be the same person(s) described in and who executed the above instrument, and he/she/they severally acknowledged to me that he/she/they executed the same.

                                        /s/ Judith A. Hunt
                                        ------------------------------------
                    [Notary seal here]

EAB
--------------------------------------------------------------------------------

CORPORATE RESOLUTIONS



For The Account of                   Carcorp USA, Inc.
                                   -----------------------------------
                                   Tax ID#: 65-0980091

Dated    June 1, 2000
      ---------------------------------

               CERTIFIED COPY OF CORPORATE RESOLUTION BANK ACCOUNT
                       LOAN AUTHORITY-SECURITY AGREEMENT

I, the undersigned, Secretary of CARCORP USA, INC. a Florida corporation, located at 2600 NW 55th Ct., Ste. 234, Ft. Lauderdale, FL 33309 (the "Corporation") DO HEREBY CERTIFY that at a meeting of the Board of Directors of the Corporation, duly held on the 1st day of June 2000 a quorum being present and acting throughout, the following resolutions were unanimously adopted and recorded in the minute books he Corporation, kept by me, and are in accord with and pursuant to the charter and bylaws of the Corporation, and are now in full force and effect, to wit:

RESOLVED, that

1. EAB, 1 EAB Plaza, Uniondale, N.Y. 11555-0001 (hereinafter referred to as "Bank") be and is hereby designated as a depository of the Corporation, and any officer, agent or employee of the Corporation hereby is authorized to deposit any of the funds of this Corporation in the Bank, either at its head office or at any of Its branches. The Bank may at any time refuse to accept and/or may return by ordinary mail or otherwise, the whole or any part of a deposit.

2. Any persons then holding any of the following offices or any of the following named signatories, without counter-signature or co-signature, except to the extent Indicated as follows (indicate below the titles only of the signing officers, without specifying the names of any such officers, and state the full names of the signatories who are not officers; it the signature of more than a single officer or signatory is required, then dearly indicate in what manner they are to sign, i.e. whether joint signatures or any other special combinations are required, as, for example," President and Treasurer", or "any two officers"):

                                     TITLE
                              ANY OFFICER SINGLY.

are hereby authorized to sign, make, draw, accept or endorse on behalf, or in the name of the Corporation any and all checks, notes, drafts, bills of exchange, acceptances, orders, withdrawal tickets or other instruments for the payment of money or the withdrawal of funds ("Instruments'), including such as may bring about or increase an overdraft. The Bank hereby is authorized to pay, cash or otherwise honor and charge to the Corporation any such instrument and any instrument of any nature whatsoever payable to or held by the Corporation when endorsed as aforesaid, and also to receive same for credit to the account of or in payment from the payee, endorsee or any other holder thereof (including any officer, agent or signatory of the Corporation, and specifically including checks payable to the Corporation, endorsed as aforesaid and deposited into the account of said officer, agent or signatory), without limitation of amount and without inquiry as to the circumstances of issue, negotiation or endorsement thereof or as to the disposition of the proceeds thereof, even if drawn, endorsed or payable to cash, bearer or to the individual order of any signing officer, agent or signatory, or other officer or agent, or tendered in payment of (his) (her) (their) individual obligations and without regard to any notation on any part thereof indicating the effect, purpose or condition of its issuance, delivery, receipt or acceptance and without regard to any alteration, defacement or erasure of such notation, and the Bank is expressly relieved of any duty on its part to pass upon the regularity of such notation, or to make any inquiry in respect thereof or in respect of any alteration, defacement or erasure thereof. The Bank may conclusively assume that the date of any such instrument, acceptance or endorsement is the true date of the making, drawing, acceptance or endorsement, as the case may be, completed in each instance by delivery on that date. Checks drawn by the Corporation payable to the order of and received by the Bank may be treated by the Bank for all purposes, in the absence of contrary written instructions, as payable to bearer or cash. Although overdrafts are not authorized, should any check drawn by the Corporation result in an overdraft, interest will be charged each day on the amount of the overdraft at the maximum rate permitted by law.

3. Any persons then holding any of the following offices or any of the following named signatories, without counter-signature or co-signature, except to the extent indicated as follows (indicate below the titles only of the signing officers, without specifying the names of any such officers, and state the full names of the signatories who are not officers. If the signature of more than a single officer or signatory is required, then clearly indicate in what manner they are to sign, i.e. whether joint signatures or any other special combinations are required, as, for example, 'President and Treasurer", or "any two officers"):

                                     TITLE
                              ANY OFFICER SINGLY.

are hereby authorized: to borrow money and to obtain credit for the Corporation from the Bank on such terms as may seem to (him) (her) (them) advisable and to make and deliver notes, drafts, acceptances and any other obligations of the Corporation therefore, instruments of guarantee and of indemnity, agreements and contracts, all in a form satisfactory to the Bank, and, as security therefore, to grant a security Interest in and to assign, transfer, hypothecate, mortgage, pledge, trustee, withdraw, exchange and substitute any stocks, bonds, securities, mortgages, bills and accounts, bills of lading, warehouse receipts, goods, Insurance policies, certificates, savings passbooks or any other property of every nature and description held by or belonging to the Corporation, with full authority to endorse, assign or guarantee the same in the name of the Corporation; to execute and deliver security agreements, financing statements and all instruments of assignment, transfer, hypothecation, mortgage, pledge and trust; to sell or discount with or without recourse any bills receivable or any other paper, whether or not negotiable, held by the Corporation; to arrange with the Bank for time deposits (including certificates of deposit payable to bearer or order) on terms satisfactory to the Bank; to subordinate and assign any obligations and debts owed to the Corporation by another or others, and in connection therewith, to execute and deliver Instruments of subordination and assignment in a form satisfactory to the Bank; to authorize and request the Bank to purchase, sell, deliver or exchange for the account of the Corporation stocks, bonds, certificates of deposit or other securities, and foreign exchange or the proceeds thereof; to execute and deliver all instruments, agreements and contracts required by the Bank in connection with any matters herein, contained; and to affix the corporate seal.

4. Any and all instruments deposited by or on behalf of the Corporation with the Bank for discount, credit, collection or otherwise, whether payable to or to the order of the Corporation or any officer or signatory of the Corporation may be endorsed (by handwriting, stamp impression or by any other means) by any officer or signatory of the Corporation, acting alone, or by any other person authorized or purporting to be authorized to do so, with or without specifying the person who made, affixed or imprinted such endorsement or (his) (her) (their) authority to do so.

and the Corporation. hereby consents to any and every renewal or extension of time or other modifications which may be granted or made with respect to such negotiable Instruments, and any such renewal or extension of time or other modification shall be deemed to have been granted or made with the full and express reservation by the Bank of all of Its rights of recourse against the Corporation in respect to such negotiable Instruments.

6. The Corporation agrees that any oral or written stop payment order must specify the precise account number, payee, date, amount and number of the item and be given by one authorized in Paragraph "2" hereof. The Corporation agrees to indemnify and hold the Bank harmless from and against any and all claims and suits, whether groundless or otherwise, and from and against any and all liabilities, losses, damages, expenses and costs (including counsel fees) resulting from the Bank's non-payment of such item. The Corporation further agrees that the Bank will in no way be responsible or liable (a) for certification or payment through error or inadvertence of post-dated Items or of hems which the Corporation has requested the Bank not to pay or (b) for delay In executing such request, provided the Bank shall have used ordinary care as employed in the usage of trade in the banking industry, (c) if by reason of such certification or payment other hems drawn, accepted or made by the Corporation are dishonored by the Bank and returned unpaid, or (d) for dishonoring and returning items unpaid for any reason which, but for a stop payment order, would be applicable. The Bank shall not be liable for loss in transit or otherwise of cancelled vouchers and/or statements, or loss resulting from failure to present or by reason of late presentation of any item.

7. The Corporation does hereby give a continuing lien for and security interest in the amount of any and all liabilities and obligations of the Corporation and claims of every nature and description of the Bank against the Corporation, whether now existing or hereafter incurred, originally contracted with the Bank and/or with another or others and now or hereafter owing to or acquired in any manner by the Bank, whether contracted by the Corporation alone or jointly and/or severally with another or others, absolute or contingent, secured or unsecured, matured or unmatured (all of which are hereafter collectively called "Obligations") upon any and all monies, securities and any and all other property of the Corporation and the proceeds thereof, now or hereafter actually or constructively held or received by or in transit in any manner to or from the Bank, its correspondents or agents from or for the Corporation, whether for safekeeping, custody, pledge, transmission, collection or otherwise coming into the possession of the Bank in any way, or placed in any safe deposit box based by the Bank to the Corporation. The Bank Is also hereby given a continuing lien and/or right of offset for the amount of the Obligations upon any and all deposits (general or special) and credits of the Corporation with, and any and all claims of the Corporation against, the Bank at any time existing, and the Bank is hereby authorized at any time or times without notice, to apply such deposits or credits, or any part thereof, to such Obligations and in such amounts as the Bank may elect, although the Obligations may be contingent or unmatured and whether any collateral therefore is deemed adequate or not. The Corporation authorizes the Bank to file a financing statement signed only by the Bank as secured party in all places where necessary to perfect Bank's security interest in all jurisdictions where such authorization is permitted by law.

8. Unless the Corporation shall notify the Bank in writing within fourteen (14) calendar days of the date on which any statement of account and cancelled vouchers are made available of any claimed errors in such statement, or that the Corporation's signature upon any such returned voucher was forged, or that any such voucher was made or drawn without the authority of the Corporation or not in accordance with the signature arrangement set forth in Paragraph "2" hereof, or that it was raised or otherwise altered, or unless the Corporation shall notify the Bank in writing within fourteen (14) days after the date on which any statement of accounts cancelled vouchers are made available of any such voucher that any endorsement was forged, Improper, made without the authority of the endorser or missing, said statement of account shall be considered correct for all purposes and the Bank shall not be liable for any payments made and charged to the account of the Corporation or for any other errors in the statement of account as rendered to it. No legal proceeding or action shall be brought by the Corporation against the Bank to recover any payment of any instrument upon which any signature or endorsement has been forged or was improper or which was drawn, made, accepted or endorsed without the authority of this Corporation or the endorser or not in accordance with the signature arrangement stated in Paragraph "2" hereof, or which was raised or altered, or on which endorsement was missing unless (a) the Corporation shall have given the written notice as provided hereinabove, and (b) such legal proceeding or action shall be commenced within one (1) year after the date when such statement and cancelled vouchers were made available to this Corporation in the case of an unauthorized signature or any alteration on the face or back of the hem or ninety (90) days in the case of an unauthorized endorsement.

9. The Corporation also agrees to be bound by all the rules, regulations, conditions, limitations and agreements contained in any signature card, deposit ticket, checkbook, passbook, statement of account, receipt, instrument or other agreement received by the Corporation from the Bank with the same effect as it each and every term thereof were set forth in full herein and made a part hereof.

10. In the event of any litigation in which the Bank and the Corporation are adverse parties, the right to a trial by jury and to interpose any defense based upon any Statute of Limitations or any claims of (aches, and any offset or counter claim of any nature or description, is hereby waived by the Corporation. The Corporation agrees that if an attorney is used, from time to time, to enforce, declare or adjudicate any of the provisions herein or any of the rights herein granted to the Bank or to obtain payment of the Obligations at maturity (expressed or declared) whether by suit or by any other means whatsoever, reasonable attorney's fees shall be payable by the Corporation. The Bank shall not, by any act, delay, omit or otherwise, be deemed to have waived any of its rights or remedies hereunder unless such waiver be in writing, signed by the Bank, and then only to the extent therein set forth; failure of the Bank to insist on compliance with, or to exercise any right and/or remedy granted to him by the resolutions and agreements set forth in this document or any of its rubs, regulations, conditions limitations and agreements contained in any signature card, deposit ticket, checkbook, passbook, statement of account, receipt, notice, instrument or other agreement shall not be deemed a waiver thereof or a bar thereto on any other occasion nor shall same establish a course of conduct.

11. Any notice to the Bank shall be deemed effective only if sent to and received at the branch, division or department of the Bank conducting the transaction or transactions hereunder. Any notice to the Corporation shall be deemed sufficient if sent to the last known address of this Corporation appearing on the records of the Bank.

12. All the foregoing authorities shall be and continue in full force and effect until revoked or modified by written notice actually received by the Bank at Its office wherein the aunt of the Corporation is then maintained, setting forth a resolution to that effect stated to have been adopted by the Board of Directors of the Corporation, and signed by one purporting to be the secretary or an assistant secretary of the Corporation and bearing the purported seal of the Corporation, provided, that such notice shall not be effective with respect to any exercise of said authorities prior to the receipt thereof nor with respect to any checks or other instruments for the payment of money or the withdrawal of funds dated on or prior to the date of such notice but presented to the Bank after receipt of such notice and the Bank is hereby authorized at all times to rely upon the last notice, certificate or communication received by him, when so authenticated, as to any resolution of the Corporation or as to the persons who from time to time may be officers or signatories of the Corporation, or as to their respective specimen signatures and/or as to any other corporate matters, and the Bank shall be held harmless in such reliance, even though such resolution may have been changed.

13. The secretary (or any assistant secretary) of the Corporation is hereby authorized to certify and deliver to the Bank copies of these resolutions and that the signatures of the president (or any vice-president) and the secretary (or any assistant secretary) of this Corporation at the foot of the certificate containing these resolutions shall constitute such certificate and resolutions and agreement by the Corporation with the Bank (which may not be changed orally) with respect to all the matters set forth in said certificate and resolutions.

14. Any provision hereof which may prove unenforceable under any law shall not affect the validity of any provision hereof. This agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its conflict of laws and principals.

                                                                      SIGNATURES
--------------------------------------------------------------------------------
I FURTHER CERTIFY that the persons herein designated as officers of the Corporation have been duty elected to and now hold the offices in the Corporation set opposite their respective names, and that the following are the authentic, official signatures of the said respective officers and of the named signatories who are not corporate officers to wit:

Michael J. DeMeo                                  /s/ Michael J. DeMeo
--------------------------------------------------------------------------------
Name (Print or Type)                                   President

--------------------------------------------------------------------------------
Name (Print or Type)                                   Vice President

--------------------------------------------------------------------------------
Name (Print or Type)                                   Vice President

Michael J. DeMeo                                  /s/ Michael J. DeMeo
--------------------------------------------------------------------------------
Name (Print or Type)                                   Secretary

--------------------------------------------------------------------------------
Name (Print or Type)                                   Assistant Secretary

--------------------------------------------------------------------------------
Name (Print or Type)                                   Treasurer

--------------------------------------------------------------------------------
Name (Print or Type)                                   Authorized Signature

--------------------------------------------------------------------------------
Name (Print or Type)                                   Authorized Signature

--------------------------------------------------------------------------------
Name (Print or Type)                                   Authorized Signature

IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed the seal of the Corporation by order of the Board of Directors this 1st day of June, 2000.

                                             /s/ Michael J. DeMeo
                                   ---------------------------------------------
                                   Michael J. DeMeo              Secretary

I, the undersigned President of the Corporation above named, do hereby certify that the foregoing certificate is in all respects true and contains a true copy of the resolutions regularly adopted by The Board of Directors of the Corporation in the manner therein stated and I do further acknowledge, on behalf of the Corporation, that the foregoing resolutions also constitute an agreement by the Corporation with the in respect to the matter in set forth.

Dated: June 1, 2000                     /s/ Michael J. DeMeo
                                   ---------------------------------------------
                                   Michael J. DeMeo              President

                                   ---------------------------------------------
                                                     Authorized Branch Signature

EAB                                   CERTIFICATE OF AUTHORITY AND STOCKHOLDERS'
--------------------------------------------------------------------------------
                         CONSENT FOR CORPORATE GUARANTY

The undersigned hereby certifies that the following resolution was duly adopted by the Board of Directors of Carcorp, Inc. a corporation existing under the, that the same has not been modified or rescluded and is not in violation of the charter, by-laws or any agreement of said Corporation:

         "RESOLVED that to Induce EUROPEAN AMERICAN BANK ("EAB"), at its discretion,) to make loans or otherwise extend credit to or deal with Carcorp USA Inc. ("Lessor") on such terms in such amounts and at such times as may be approved by EAB, without notice to or approval from this Corporation, which will be incidental to and in furtherance of the business of this Corporation and to Its direct benefit and advantage, this Corporation guarantees to EAB. Its successors and assigns, that such Lessor will promptly and fully pay all sums and perform all obligations to be paid or performed by it in connection with any such loan, credit or other transaction, and any officer of this Corporation Is authorized, in Its name and on its behalf, to execute and deliver to EAB a guaranty in such form and containing such provisions as may be acceptable to EAB."

The undersigned further certifies that the officers of said Corporation and the respective offices held by them are:

Michael J. DeMeo
---------------------------------------         --------------------------------
President                                       Treasurer

Gary Porco                                      Michael J. DeMeo
--------------------------------------          --------------------------------
Vice President                                  Secretary

and that the persons who have signed the Consent of Stockholders below are the holders of all the issued and outstanding stock of said Corporation.

Signed and sealed this 1st day of June, 2000

                                             /s/ Michael J. DeMeo
                                             -----------------------------------
                                             Secretary      Michael J. DeMeo


                             CONSENT OF STOCKHOLDERS


the undersigned, being the holders of all the outstanding capital stock of Carcorp, Inc. ("the Corporation"), hereby consent to and approve the guaranty by the Corporation of all loans, credit and other accommodations that European American Bank ("EAB") may, at its discretion, from time to time extend to the Lessor named in the above resolution, on such terms and in such amounts as EAB may approve, and to the execution and delivery of an instrument of guaranty in such form and containing such provisions as may be acceptable to EAB.


Dated: June 1, 2000

                                             /s/ Michael J. DeMeo
                                             -----------------------------------
                                             Signature of Stockholder

                                             -----------------------------------
                                             Signature of Stockholder

                                             -----------------------------------
                                             Signature of Stockholder

          IMPORTANT: Read Instructions on back before filling out form.

                                STATE OF FLORIDA
UNIFORM COMMERCIAL CODE       FINANCING STATEMENT         FORM UCC-1 (REV. 1993)
This Financing Statement is presented to a filing officer for filing pursuant to the Uniform Commercial Code:
--------------------------------------------------------------------------------
1. Debtor (Last Name First If an Individual)     Ia. Date of Birth or FE#
CARCORP USA, INC.                                         65-0980091
--------------------------------------------------------------------------------
1b. Mailing Address           1c. City, State          1d. Zip Code
2600 NW 55th COURT, STE. 234 FT. LAUDERDALE FL 33309
--------------------------------------------------------------------------------
3. Secured Party (Last Name First Name)
EUROPEAN AMERICAN BANK - VEHICLE LEASE FINANCE

3a. Mailing Address           3b. City State           3d. Zip Code
400 OAK STREET - UNIT 2630    GARDEN CITY, NY               11530
--------------------------------------------------------------------------------
5. This Financing Statement covers the following types or items or property

         All motor vehicles and leases in respect of which Secured Party shall make an advance, whether now owned or existing or hereafter acquired or entered into, together with all claims of every nature relating thereto, (SEE ATTACHED SCHEDULE "A")
--------------------------------------------------------------------------------
10. Signature(s) of Debtor(s)

/s/ Michael J. DeMeo

                                  SCHEDULE "A"
                                      -to-
                   UNIFORM COMMERCIAL CODE FINANCING STATEMENT
                                  -respecting-

                               Carcorp USA, Inc.
                               -----------------
                                   ("Debtor")
                                      and
                             EUROPEAN AMERICAN BANK
                               ("Secured Party")

(Continued from Form UCC-1)

including (without limitation) claims under leases and any related purchase or renewal options and agreements, all security deposits and advance rentals relating thereto, all insurance on such motor vehicles, and all proceeds from the foregoing in whatever form, including (without limitation) cash, accounts and chattel paper; and all other personal property and fixtures of Debtor, whether now owned or existing or hereafter acquired, created or entered into, of every kind and description and wherever located, including (without limitation) the interest of Debtor in all other motor vehicles and leases, whether financed by Secured Party or others, the balance of all accounts and credits of Debtor held by Secured Party, and all monies, securities and other property of Debtor delivered into the possession of Secured Party, and all other money, goods, inventory, equipment, instruments, securities, chattel paper, accounts receivable, contract rights, general intangibles, claims and credits, whether or not at any time in the possession of Secured Party; and all proceeds, products and accessions of all of the foregoing. Sale of the foregoing by Debtor is prohibited.